           WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1
                    AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR*
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997

                                                                                                   Ending      Contract
                                               Initial    Beginning     Units     Ending Unit   Value before  Maintenance
                                              Purchase   Unit Value   Purchased      Value        Charges       Charge
                                             ------------------------------------------------------------------------------
                                                  P         BUV          UP           EUV           PEV           CMC
                                                                       =P/BUV                     =UP*EUV

Select Advisors Variable Insurance Trust
       Emerging Growth Portfolio             $1,000.00    12.817847    78.016222    16.905544    $1,318.91    $   35.00
       International Equity Portfolio        $1,000.00    12.350885    80.965858    13.984724    $1,132.29    $   35.00
       Balanced Portfolio                    $1,000.00    13.782738    72.554524    16.130170    $1,170.32    $   35.00
       Income Opportunity Portfolio          $1,000.00    15.727477    63.582989    17.401250    $1,106.42    $   35.00
       Standby Income Portfolio              $1,000.00    10.711418    93.358321    11.140654    $1,040.07    $   35.00
Select Advisors Portfolios
       Growth & Income Portfolio II          $1,000.00    14.161478    70.614098    16.749955    $1,182.78    $   35.00
       Bond Portfolio II                     $1,000.00    11.395131     87.75678    12.137441    $1,065.14    $   35.00


                                                          Ending
                                             Surrender   Redeemable    Number of            Average Annual
                                               Charge      Value         Years               Total Return
                                             ----------------------------------------------------------------------------
                                                 SC         ERV             n                     T
                                                         =PEV-CMC-SC                  =(ERV/P)to the 1/nth power-1

Select Advisors Variable Insurance Trust
       Emerging Growth Portfolio             $   70.00    $1,213.91        1                  21.39%
       International Equity Portfolio        $   70.00    $1,027.29        1                   2.73%
       Balanced Portfolio                    $   70.00    $1,065.32        1                   6.53%
       Income Opportunity Portfolio          $   70.00    $1,001.42        1                   0.14%
       Standby Income Portfolio              $   70.00    $  935.07        1                  -6.49%
Select Advisors Portfolios
       Growth & Income Portfolio II          $   70.00    $1,077.78        1                   7.78%
       Bond Portfolio II                     $   70.00    $  960.14        1                  -3.99%

================================================================================

           WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1
     TOTAL RETURN FOR ONE YEAR MEASURED BY CHANGE IN ACCUMULATION UNIT VALUE
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1997


                                              Initial    Beginning               Ending Unit
                                             Purchase   Unit Value                  Value
                                            ---------------------------------------------------------------------------------------
                                                 P         BUV                       EUV



Select Advisors Variable Insurance Trust
        Emerging Growth Portfolio            $ 1,000.00   12.817847                 16.905544
        International Equity Portfolio       $ 1,000.00   12.350885                 13.984724
        Balanced Portfolio                   $ 1,000.00   13.782738                 16.130170
        Income Opportunity Portfolio         $ 1,000.00   15.727477                 17.401250
        Standby Income Portfolio             $ 1,000.00   10.711418                 11.140654
Select Advisors Portfolios
        Growth & Income Portfolio II         $ 1,000.00   14.161478                 16.749955
        Bond Portfolio II                    $ 1,000.00   11.395131                 12.137441



                                             Changes in Unit                      Average Annual
                                                 Value                             Total Return
                                            ---------------------------------------------------------
                                                    CUV                                   T
                                                 =EUV-BUV                             =CUV/BUV


Select Advisors Variable Insurance Trust
        Emerging Growth Portfolio                4.087697                              31.89%
        International Equity Portfolio           1.633839                              13.23%
        Balanced Portfolio                       2.347432                              17.03%
        Income Opportunity Portfolio             1.673773                              10.64%
        Standby Income Portfolio                 0.429236                               4.01%
Select Advisors Portfolios
        Growth & Income Portfolio II             2.588477                              18.28%
        Bond Portfolio II                        0.74231                                6.51%

           WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1
                  AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION*
           FOR THE PERIOD FROM FEBRUARY 28, 1995 TO DECEMBER 31, 1997

                                                                                                   Ending      Contract
                                               Initial    Beginning     Units     Ending Unit   Value before  Maintenance
                                              Purchase   Unit Value   Purchased      Value        Charges       Charge
                                             ------------------------------------------------------------------------------
                                                  P         BUV          UP           EUV           PEV           CMC
                                                                       =P/BUV                     =UP*EUV


Select Advisors Variable Insurance Trust
           Emerging Growth Portfolio         $1,000.00    10.000000          100    16.905544    $1,690.55    $  105.00
           International Equity Portfolio    $1,000.00    10.000000          100    13.984724    $1,398.47    $  105.00
           Balanced Portfolio                $1,000.00    10.000000          100    16.130170    $1,613.02    $  105.00
           Income Opportunity Portfolio      $1,000.00    10.000000          100    17.401250    $1,740.13    $  105.00
           Standby Income Portfolio          $1,000.00    10.000000          100    11.140654    $1,114.07    $  105.00
Select Advisors Portfolios
           Growth & Income Portfolio II      $1,000.00    10.000000          100    16.749955    $1,675.00    $  105.00
           Bond Portfolio II                 $1,000.00    10.000000          100    12.137441    $1,213.74    $  105.00


                                                          Ending
                                             Surrender   Redeemable    Number of            Average Annual
                                               Charge      Value         Years               Total Return
                                             ----------------------------------------------------------------------------
                                                 SC         ERV             n                     T
                                                         =PEV-CMC-SC                  =(ERV/P)to the 1/nth power-1


Select Advisors Variable Insurance Trust
       Emerging Growth Portfolio             $   60.00    $1,525.55            3              15.12%
       International Equity Portfolio        $   60.00    $1,233.47            3               7.24%
       Balanced Portfolio                    $   60.00    $1,448.02            3              13.13%
       Income Opportunity Portfolio          $   60.00    $1,575.13            3              16.35%
       Standby Income Portfolio              $   60.00    $  949.07            3              -1.73%
Select Advisors Portfolios
       Growth & Income Portfolio II          $   60.00    $1,510.00            3              14.73%
       Bond Portfolio II                     $   60.00    $1,048.74            3               1.60%


================================================================================


           WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1
   TOTAL RETURN SINCE INCEPTION MEASURED BY CHANGE IN ACCUMULATION UNIT VALUE
          FOR THE PERIOD FROM FEBRUARY 28, 1995 TO DECEMBER 31, 1997 **


                                              Initial    Beginning               Ending Unit
                                             Purchase   Unit Value                  Value
                                            ---------------------------------------------------------------------------------------
                                                 P         BUV                       EUV



Select Advisors Variable Insurance Trust
       Emerging Growth Portfolio             $ 1,000.00   10.000000                 16.905544
       International Equity Portfolio        $ 1,000.00   10.000000                 13.984724
       Balanced Portfolio                    $ 1,000.00   10.000000                 16.130170
       Income Opportunity Portfolio          $ 1,000.00   10.000000                 17.401250
       Standby Income Portfolio              $ 1,000.00   10.000000                 11.140654
Select Advisors Portfolios
       Growth & Income Portfolio II          $ 1,000.00   10.000000                 16.749955
       Bond Portfolio II                     $ 1,000.00   10.000000                 12.137441



                                             Changes in Unit                      Average Annual
                                                 Value                             Total Return
                                            ---------------------------------------------------------
                                                    CUV                                   T
                                                 =EUV-BUV                             =CUV/BUV


Select Advisors Variable Insurance Trust
       Emerging Growth Portfolio                 6.905544                            69.06%
       International Equity Portfolio            3.984724                            39.85%
       Balanced Portfolio                        6.13017                             61.30%
       Income Opportunity Portfolio              7.40125                             74.01%
       Standby Income Portfolio                  1.140654                            11.41%
Select Advisors Portfolios
       Growth & Income Portfolio II              6.749955                            67.50%
       Bond Portfolio II                         2.137441                            21.37%